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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 6, 2001
                                        ----------------
                        (Date of earliest event reported)


                            JDS Uniphase Corporation
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             (Exact name of Registrant as specified in its charter)


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
             Delaware                                  0-22874                             94-2579683
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(State or other jurisdiction                         (Commission                        (I.R.S. employer
     of incorporation)                               file number)                       identification no.)
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                210 Baypointe Parkway San Jose, California 95134
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           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code (408) 434-1800
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Item 5. Other Events.

     On February 5, 2001, Registrant and Nortel Networks Corp. ("Nortel") agreed that Nortel would acquire from Registrant Registrant's Zurich subsidiary, Uniphase Switzerland A.G., and associated assets (collectively, the "Zurich Business"), subject to the terms of a certain Purchase Agreement (the "Purchase Agreement") dated as of February 5, 2001 between Registrant and Nortel. For the first six months of Fiscal 2001, the Zurich business contributed less than 5% of the consolidated revenue and consolidated pro forma operating income of JDS Uniphase. The closing of the acquisition is conditioned upon, among other things, the satisfaction of all remaining conditions to Registrant's pending merger with SDL, Inc. ("SDL"). Accordingly, there can be no assurance that the acquisition will be completed. The acquisition is scheduled to close immediately prior to completion of such merger.

     The acquisition by Nortel of the Zurich Business pursuant to the Purchase Agreement has been approved by the United States Department of Justice ("DOJ"), which has advised Registrant and SDL that such sale satisfies its concerns regarding the competitive effects of their pending merger. In the event that the sale by Registrant to Nortel of the Zurich Business should not occur for any reason, Registrant intents to pursue negotiations with the DOJ to obtain a Consent Decree, pursuant to which Registrant would agree to divest the Zurich Business within an agreed upon period after completion of its merger with SDL and the DOJ would, thus, permit the merger to proceed. In such case, the likelihood, timing and specific terms of such a Consent Decree and, accordingly, the likelihood and timing of completion of the merger, are uncertain.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1.  Press Release dated February 6, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       JDS UNIPHASE CORPORATION


                                       By: /s/ Michael C. Phillips
                                          -------------------------------
                                          Michael C. Phillips
                                          Senior Vice President, Business
                                          Development, General Counsel


Date:  February 6, 2001


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                                 EXHIBIT INDEX

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
Exhibit No.                  Description
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
   99.1          Press Release dated February 6, 2001.
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